UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2010

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12404 Park Central Drive, Suite 400

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(214) 224-1081

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

As previously reported, on December 11, 2009, Cornerworld Corporation (the “Company”), received a letter (the “Notice”) from an attorney representing Ned Timmer (“Timmer”) which alleged certain defaults with respect to that certain Secured Debenture issued by the Company and the Company’s wholly-owned subsidiary, Woodland Holdings Corp. (“Woodland”), in favor of Timmer, with a maturity date of February 23, 2012 (the “Debenture”), that certain Purchase Money Note issued by Woodland in favor of Timmer with a maturity date of February 23, 2012 (the “Note”), and certain related security agreements and collateral perfection agreements (collectively with the Debenture and the Note, the “Seller Loan Documents”). Further, on December 14, 2009, the Company received documents from Timmer pursuant to which Timmer purported to appoint new directors and officers of each of the Woodland’s subsidiaries.

Also as reported, the Company believed that the events described in the Notice did not constitute defaults and, on December 14, 2009 the Company filed an action against Timmer (also a member of the Company’s Board of Directors), another member of the Company’s Board of Directors, and certain other parties in the United States District Court for the Western District of Michigan for fraud, breach of contract, breach of fiduciary duty, conversion and other matters and requesting, among other things, injunctive relief and damages.

On December 21, 2009, the Company presented its arguments in the United States District Court for the Western District of Michigan. On December 22, 2009, the judge issued an order (the “Order”) in the Company’s favor. The Order denied Timmer’s request for an injunction against the Company and granted the Company’s request for injunction against Timmer. Among other things, the injunction ordered: (1) The actions taken by Timmer on December 10, 2009 to gain corporate control over Woodland are deemed null and void; (2) Timmer shall return to CornerWorld all collateral and/or property belonging to the Company over which he has asserted control, including, but not limited to, the funds contained in bank accounts; and (3) Timmer shall be removed from active management of the Holland employees, but shall be retained on the Board of Directors of the Company. The Company immediately moved to comply with the Order.

On December 31, 2009, Timmer filed a motion for reconsideration and the Company immediately responded.

On January 7, 2010, Timmer’s motion for reconsideration was denied.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: January 12, 2010	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer